Exhibit 99.1

2nd Quarter 2012 Statistical Supplement

CONTENTS

2	DUKE ENERGY CORPORATION

	2	Consolidating Statement of Operations (Current Year)

	3	Consolidating Statement of Operations (Prior Year)

	4	Consolidating Balance Sheet - Assets

	5	Consolidating Balance Sheet - Liabilities and Common Stockholders’ Equity

6	U.S. FRANCHISED ELECTRIC AND GAS

	6	Consolidating Segment Income (Current Year)

	7	Consolidating Segment Income (Prior Year)

	8	Consolidating Balance Sheet - Assets

	9	Consolidating Balance Sheet - Liabilities and Common Stockholders’ Equity

	10	Operating Statistics (Carolinas)

	11	Operating Statistics (DE Midwest - Electric & Gas)

12	APPENDIX

	12	Duke Energy Ohio Supplement (Current Year)

	13	Duke Energy Ohio Supplement (Prior Year)

	14	Commercial Power Operating Statistics

	15	International Energy Operating Statistics

	16	Reconciliation of “As Reported” Results to “As Recasted”

Duke Energy Corporation

CONSOLIDATING STATEMENT OF OPERATIONS

(Unaudited)

						Six Months Ended
	U.S. Franchised	Commercial	International		Eliminations/	June 30,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

OPERATING REVENUES
Regulated electric	$5,094	$54	$—	$1	$(20)	$5,129
Non-regulated electric, natural gas, and other	18	1,028	799	30	(49)	1,826
Regulated natural gas	253	—	—	—	(1)	252
Total operating revenues	5,365	1,082	799	31	(70)	7,207

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	1,626	—	—	—	—	1,626
Fuel used in electric generation and purchased power - non-regulated	—	612	258	—	(26)	844
Cost of natural gas and coal sold	87	21	36	—	—	144
Operation, maintenance and other	1,306	222	157	(31)	(46)	1,608
Depreciation and amortization	730	114	48	61	1	954
Property and other taxes	330	21	3	—	1	355
Impairment charges (a)	402	—	—	—	—	402
Total operating expenses	4,481	990	502	30	(70)	5,933
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	7	1	—	(1)	—	7
OPERATING INCOME	891	93	297	—	—	1,281

OTHER INCOME AND EXPENSES
Other income and expenses, net	124	25	90	(1)	—	238
Interest Expense	289	41	37	89	—	456
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	726	77	350	(90)	—	1,063
Income Tax Expense (Benefit)	253	18	95	(49)	—	317
INCOME (LOSS) FROM CONTINUING OPERATIONS	473	59	255	(41)	—	746
Less: Net Income attributable to non-controlling interest	—	—	8	—	—	8
SEGMENT INCOME/NET EXPENSE FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	473	59	247	(41)	—	738
Income from Discontinued Operations, net of tax						1
NET INCOME ATTRIBUTABLE TO DUKE ENERGY CORPORATION						$739

(a) Primarily due to a $400 million non-cash impairment charge on the Edwardsport IGCC project resulting from a settlement agreement in April 2012.

Consolidated Data

Duke Energy Corporation

CONSOLIDATING STATEMENT OF OPERATIONS

(Unaudited)

						Six Months Ended
	U.S. Franchised	Commercial	International		Eliminations/	June 30,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2011

OPERATING REVENUES
Regulated electric	$4,884	$284	$—	$1	$(20)	$5,149
Non-regulated electric, natural gas, and other	19	955	754	19	(28)	1,719
Regulated natural gas	329	—	—	—	—	329
Total operating revenues	5,232	1,239	754	20	(48)	7,197

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	1,528	118		—	—	1,646
Fuel used in electric generation and purchased power - non-regulated	—	523	241	—	—	764
Cost of natural gas and coal sold	141	37	36	—	—	214
Operation, maintenance and other	1,447	287	152	1	(48)	1,839
Depreciation and amortization	680	117	43	51	—	891
Property and other taxes	327	23	4	1	—	355
Impairment charges	—	9	—	—	—	9
Total operating expenses	4,123	1,114	476	53	(48)	5,718
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	1	13	—	—	—	14
OPERATING INCOME (LOSS)	1,110	138	278	(33)	—	1,493

OTHER INCOME AND EXPENSES
Other income and expenses, net	129	17	114	48	—	308
Interest Expense	274	46	27	75	—	422
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	965	109	365	(60)	—	1,379
Income Tax Expense (Benefit)	327	23	103	(28)	—	425
INCOME (LOSS) FROM CONTINUING OPERATIONS	638	86	262	(32)	—	954
Less: Net Income (Loss) attributable to non-controlling interest	—	7	7	(6)	—	8
NET INCOME (LOSS) ATTRIBUTABLE TO DUKE ENERGY CORPORATION	638	79	255	(26)	—	$946

Duke Energy Corporation

CONSOLIDATING BALANCE SHEET - ASSETS

(Unaudited)

	U.S. Franchised	Commercial	International		Eliminations/	June 30,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

CURRENT ASSETS
Cash and cash equivalents	$47	$18	$1,059	$402	$—	$1,526
Short-term investments	—	—	234	—	—	234
Receivables, net	652	1,093	371	832	(2,338)	610
Restricted receivables of variable interest entities, net	1,201	31	—	—	1	1,233
Inventory	1,499	151	98	13	1	1,762
Other	536	263	26	330	(33)	1,122
Total current assets	3,935	1,556	1,788	1,577	(2,369)	6,487

INVESTMENTS AND OTHER ASSETS
Investments in equity method unconsolidated affiliates	5	195	80	171	(1)	450
Investments and advances (from) to subsidiaries	2	(3)	(6)	31,625	(31,618)	—
Nuclear decommissioning trust funds	2,204	—	—	—	—	2,204
Goodwill	3,483	69	291	—	(1)	3,842
Intangibles, net	60	270	26	1	—	357
Notes receivable	3	—	68	450	(449)	72
Restricted other assets of variable interest entities	—	133	—	—	—	133
Other	1,108	31	128	571	56	1,894
Total investments and other assets	6,865	695	587	32,818	(32,013)	8,952

PROPERTY, PLANT AND EQUIPMENT
Cost	51,769	5,267	3,331	1,091	—	61,458
Cost, variable interest entities	—	1,357	—	—	—	1,357
Accumulated depreciation and amortization	(16,912)	(792)	(909)	(488)	—	(19,101)
Generation facilities to be retired, net	73	—	—	—	—	73
Net property, plant and equipment	34,930	5,832	2,422	603	—	43,787

REGULATORY ASSETS AND DEFERRED DEBITS
Regulatory Assets	3,130	66	—	450	—	3,646
Other	100	43	—	15	1	159
Total regulatory assets and deferred debits	3,230	109	—	465	1	3,805
TOTAL ASSETS	48,960	8,192	4,797	35,463	(34,381)	63,031

Intercompany balances	(509)	(924)	(119)	(32,870)	34,422	—

REPORTABLE SEGMENT ASSETS	$48,451	$7,268	$4,678	$2,593	$41	$63,031

Duke Energy Corporation

CONSOLIDATING BALANCE SHEET - LIABILITIES AND EQUITY

(Unaudited)

	U.S. Franchised	Commercial	International		Eliminations/	June 30,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

CURRENT LIABILITIES
Accounts payable	$995	$303	$35	$1,289	$(1,462)	$1,160
Notes payable and commercial paper	128	—	—	1,521	(856)	793
Non-recourse notes payable of variable interest entities	269	—	—	—	—	269
Taxes accrued (prepaid)	198	(9)	30	164	(24)	359
Interest accrued	167	6	36	46	(1)	254
Current maturities of long-term debt	884	691	39	254	2	1,870
Other	701	69	68	639	(43)	1,434
Total current liabilities	3,342	1,060	208	3,913	(2,384)	6,139

LONG-TERM DEBT	12,697	603	596	4,093	(450)	17,539
NON-RECOURSE LONG-TERM DEBT OF VARIABLE INTEREST ENTITIES	300	615	—	—	—	915

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	6,799	1,144	166	(194)	(1)	7,914
Investment tax credits	379	—	—	—	—	379
Accrued pension and other post-retirement benefit costs	469	73	—	287	—	829
Asset retirement obligations	1,970	28	1	—	—	1,999
Regulatory Liabilities	2,960	—	—	21	—	2,981
Other	1,132	164	70	382	72	1,820
Total deferred credits and other liabilities	13,709	1,409	237	496	71	15,922

EQUITY
Common stock	392	379	13	1	(784)	1
Additional paid-in capital	8,152	6,322	1,818	27,636	(22,788)	21,140
Retained earnings (accumulated deficit)	10,388	(2,141)	1,938	(270)	(8,317)	1,598
Accumulated other comprehensive (loss) income	(20)	(78)	(87)	(408)	273	(320)
Total Duke Energy Corporation shareholders’ equity	18,912	4,482	3,682	26,959	(31,616)	22,419
Noncontrolling interests	—	23	74	2	(2)	97
Total equity	18,912	4,505	3,756	26,961	(31,618)	22,516
TOTAL LIABILITIES AND EQUITY	48,960	8,192	4,797	35,463	(34,381)	63,031

Intercompany balances	(509)	(924)	(119)	(32,870)	34,422	—

REPORTABLE SEGMENT LIABILITIES AND EQUITY	$48,451	$7,268	$4,678	$2,593	$41	$63,031

U.S. Franchised Electric and Gas

CONSOLIDATING SEGMENT INCOME

(Unaudited)

					Six Months Ended
	Duke Energy	Duke Energy	Duke Energy	Eliminations/	June 30,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2012

OPERATING REVENUES
Regulated electric	$3,113	$607	$1,373	$1	$5,094
Non-regulated electric, natural gas, and other	4	—	—	14	18
Regulated natural gas	—	253	—	—	253
Total operating revenues	3,117	860	1,373	15	5,365

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	822	234	570	—	1,626
Cost of natural gas and coal sold	—	87	—	—	87
Operation, maintenance and other	782	218	304	2	1,306
Depreciation and amortization	454	83	192	1	730
Property and other taxes	179	114	38	(1)	330
Impairment charges (a)	—	—	400	2	402
Total operating expenses	2,237	736	1,504	4	4,481
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	6	1	—	—	7
OPERATING INCOME (LOSS)	886	125	(131)	11	891
OTHER INCOME AND EXPENSES
Other income and expenses, net (b)	83	5	43	(7)	124
Interest Expense	189	29	70	1	289
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	780	101	(158)	3	726
Income Tax expense (benefit)	284	37	(73)	5	253
SEGMENT INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	496	64	(85)	(2)	473

(a) Primarily due to a $400 million non-cash impairment charge on the Edwardsport IGCC project resulting from a settlement agreement in April 2012.

(b) Primarily due to an equity component of allowance for funds used during construction of $74 million for Carolinas, $3 million for Ohio and $39 million for Indiana, respectively.

Consolidating Segment Income

U.S. Franchised Electric and Gas

CONSOLIDATING SEGMENT INCOME

(Unaudited)

					Six Months Ended
	Duke Energy	Duke Energy	Duke Energy	Eliminations/	June 30,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2011

OPERATING REVENUES
Regulated electric	$3,155	$450	$1,279	$—	$4,884
Non-regulated electric, natural gas, and other	4	—	—	15	19
Regulated natural gas	—	329	—	—	329
Total operating revenues	3,159	779	1,279	15	5,232

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	980	70	478	—	1,528
Cost of natural gas and coal sold	—	141	—	—	141
Operation, maintenance and other	907	219	319	2	1,447
Depreciation and amortization	391	91	197	1	680
Property and other taxes	165	121	41	—	327
Total operating expenses	2,443	642	1,035	3	4,123
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	1	—	—	—	1
OPERATING INCOME	717	137	244	12	1,110

OTHER INCOME AND EXPENSES
Other income and expenses, net (a)	92	7	44	(14)	129
Interest Expense	171	32	70	1	274
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	638	112	218	(3)	965
Income Tax expense	224	35	71	(3)	327
SEGMENT INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	414	77	147	—	638

(a) Primarily due to an equity component of allowance for funds used during construction of $82 million for Carolinas, $2 million for Ohio and $39 million for Indiana, respectively.

U.S. Franchised Electric and Gas

CONSOLIDATING BALANCE SHEET - ASSETS

(Unaudited)

	Duke Energy	Duke Energy	Duke Energy	Eliminations/	June 30,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2012

CURRENT ASSETS
Cash and cash equivalents	$18	$10	$19	$—	$47
Receivables, net	351	503	1,605	(1,807)	652
Restricted receivables of variable interest entities, net	680	—	—	521	1,201
Inventory	1,024	117	358	—	1,499
Other	327	103	106	—	536
Total current assets	2,400	733	2,088	(1,286)	3,935

INVESTMENTS AND OTHER ASSETS
Investments in equity method unconsolidated affiliates	5	—	—	—	5
Investments and advances to (from) subsidiaries	—	—	3,642	(3,640)	2
Nuclear decommissioning trust funds	2,204	—	—	—	2,204
Goodwill	—	921	—	2,562	3,483
Intangibles, net	12	4	44	—	60
Notes receivable	—	—	3	—	3
Other	954	40	107	7	1,108
Total investments and other assets	3,175	965	3,796	(1,071)	6,865

PROPERTY, PLANT AND EQUIPMENT
Cost	33,505	6,360	11,880	24	51,769
Accumulated depreciation and amortization	(11,374)	(1,964)	(3,575)	1	(16,912)
Generation facilities to be retired, net	73	—	—	—	73
Net property, plant and equipment	22,204	4,396	8,305	25	34,930

REGULATORY ASSETS AND DEFERRED DEBITS
Regulatory Assets	1,891	458	781	—	3,130
Other	68	7	24	1	100
Total regulatory assets and deferred debits	1,959	465	805	1	3,230
TOTAL ASSETS	29,738	6,559	14,994	(2,331)	48,960

Intercompany balances	—	—	(5,055)	4,546	(509)

REPORTABLE SEGMENT ASSETS	$29,738	$6,559	$9,939	$2,215	$48,451

Segment Consolidating Balance Sheet

U.S. Franchised Electric and Gas

CONSOLIDATING BALANCE SHEET - LIABILITIES AND COMMON STOCKHOLDERS’ EQUITY

(Unaudited)

	Duke Energy	Duke Energy	Duke Energy	Eliminations/	June 30,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2012

CURRENT LIABILITIES
Accounts payable	$441	$162	$183	$209	$995
Notes payable and commercial paper	—	—	113	15	128
Non-recourse notes payable of variable interest entities	—	—	—	269	269
Taxes accrued	108	46	50	(6)	198
Interest accrued	95	17	55	—	167
Current maturities of long-term debt	427	452	5	—	884
Other	482	87	132	—	701
Total current liabilities	1,553	764	538	487	3,342

LONG-TERM DEBT	7,795	1,200	3,702	—	12,697
NON-RECOURSE LONG-TERM DEBT OF VARIABLE INTEREST ENTITIES	300	—	—	—	300

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	4,898	1,063	836	2	6,799
Investment tax credits	230	7	142	—	379
Accrued pension and other post-retirement benefit costs	232	82	154	1	469
Asset retirement obligations	1,904	22	44	—	1,970
Regulatory Liabilities	1,993	263	695	9	2,960
Other	900	99	133	—	1,132
Total deferred credits and other liabilities	10,157	1,536	2,004	12	13,709

Common stock	—	392	1	(1)	392
Additional paid-in capital	1,426	2,169	2,732	1,825	8,152
Retained earnings	8,524	498	6,005	(4,639)	10,388
Accumulated other comprehensive (loss) income	(17)	—	12	(15)	(20)
Total common stockholders’ equity	9,933	3,059	8,750	(2,830)	18,912
TOTAL LIABILITIES AND COMMON STOCKHOLDERS’ EQUITY	29,738	6,559	14,994	(2,331)	48,960

Intercompany balances	—	—	(5,055)	4,546	(509)

REPORTABLE SEGMENT LIABILITIES AND COMMON STOCKHOLDERS’ EQUITY	$29,738	$6,559	$9,939	$2,215	$48,451

Franchised Electric - Carolinas

OPERATING STATISTICS

(Unaudited)

	Six Months Ended June 30,
	2012	2011

ELECTRIC ENERGY SALES (GWH)
Residential	12,561	14,199
General service	13,146	13,248
Industrial	10,270	10,117
Other energy and wholesale	2,617	3,215
Total GWh sales billed	38,594	40,779
Unbilled GWh sales	441	15
TOTAL GWH SALES	39,035	40,794

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	2,050	2,039
General service	336	334
Industrial	7	7
Other energy and wholesale	14	14
TOTAL AVERAGE NUMBER OF CUSTOMERS	2,407	2,394

Operating Statistics

Franchised Electric - DE Midwest Electric & Gas

OPERATING STATISTICS

(Unaudited)

	Six Months Ended June 30,
	2012	2011

ELECTRIC ENERGY SALES (GWH)
Residential	8,349	9,207
General service	8,492	8,739
Industrial	8,012	7,848
Other energy and wholesale	3,247	3,250
Total GWh sales billed	28,100	29,044
Unbilled GWh sales	457	(355)
TOTAL GWH SALES	28,557	28,689

AVERAGE NUMBER OF ELECTRIC AND GAS CUSTOMERS (IN THOUSANDS)
Residential	1,888	1,879
General service	230	230
Industrial	7	7
Other energy and wholesale	5	4
TOTAL AVERAGE NUMBER OF ELECTRIC AND GAS CUSTOMERS	2,130	2,120

AVERAGE NUMBER OF ELECTRIC CUSTOMERS (IN THOUSANDS)
Residential	1,418	1,411
General service	186	185
Industrial	5	5
Other energy and wholesale	5	4
TOTAL AVERAGE NUMBER OF ELECTRIC CUSTOMERS	1,614	1,605

AVERAGE NUMBER OF GAS CUSTOMERS (IN THOUSANDS)
Residential	470	468
General service	44	45
Industrial	2	2
TOTAL AVERAGE NUMBER OF GAS CUSTOMERS	516	515

Duke Energy Ohio Supplement

CONSOLIDATED STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2012

(Unaudited)

	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial
(In millions)	Distribution	Kentucky, Inc.	Power	Other	Consolidated

OPERATING REVENUES
Regulated electric	$445	$162	$53	$—	$660
Non-regulated electric and other	—	—	743	(27)	716
Regulated natural gas	202	51	—	—	253
Total operating revenues	647	213	796	(27)	1,629

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	172	62	—	—	234
Fuel used in electric generation and purchased power - non-regulated	—	—	442	(27)	415
Cost of natural gas and coal sold	65	22	—	—	87
Operation, maintenance and other	156	62	146	7	371
Depreciation and amortization	61	22	80	—	163
Property and other taxes	108	6	14	—	128
Total operating expenses	562	174	682	(20)	1,398
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	1	—	1	—	2
OPERATING INCOME (LOSS)	86	39	115	(7)	233

OTHER INCOME AND EXPENSES, NET	4	1	3	—	8
INTEREST EXPENSE	20	9	19	1	49
INCOME (LOSS) BEFORE INCOME TAXES	70	31	99	(8)	192
INCOME TAX EXPENSE (BENEFIT)	26	11	38	(2)	73
NET INCOME (LOSS)	$44	$20	$61	$(6)	$119

Duke Energy Ohio Supplement

Duke Energy Ohio Supplement

CONSOLIDATED STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2011

(Unaudited)

	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial
(In millions)	Distribution	Kentucky, Inc.	Power	Other	Consolidated

OPERATING REVENUES
Regulated electric	$281	$169	$285	$(2)	$733
Non-regulated electric and other	—	—	510	—	510
Regulated natural gas	257	72	—	1	330
Total operating revenues	538	241	795	(1)	1,573

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	—	70	118	—	188
Fuel used in electric generation and purchased power - non-regulated	—	—	311	—	311
Cost of natural gas and coal sold	104	37	—	—	141
Operation, maintenance and other	157	62	194	7	420
Depreciation and amortization	67	24	85	—	176
Property and other taxes	115	6	15	—	136
Goodwill and other impairment charges	—	—	9	—	9
Total operating expenses	443	199	732	7	1,381
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	—	—	2	—	2
OPERATING INCOME (LOSS)	95	42	65	(8)	194

OTHER INCOME AND EXPENSES, NET	5	2	2	—	9
INTEREST EXPENSE	23	9	19	—	51
INCOME (LOSS) BEFORE INCOME TAXES	77	35	48	(8)	152
INCOME TAX EXPENSE (BENEFIT)	22	13	14	(3)	46
NET INCOME (LOSS)	$55	$22	$34	$(5)	$106

Commercial Power

OPERATING STATISTICS

(Unaudited)

	Six Months Ended June 30,
	2012	2011
	(GWh)
GENERATION
Coal	7,367	8,407
Gas	9,096	5,221
Renewables	1,784	1,741
Actual plant generation	18,247	15,369

Net proportional megawatt capacity in operation	7,757	8,273

Operating Statistics

International Energy

OPERATING STATISTICS

(Unaudited)

	Six Months Ended June 30,
	2012	2011

Sales, GWh	9,956	9,303
Net proportional megawatt capacity in operation	4,225	4,190

Duke Energy Corporation

Reconciliation of “As Reported” Results to “As Recasted”

Six Months Ended June 30, 2011

(Unaudited)

	USFE&G	Commercial Power	International Energy	Total Segments	Other	Duke Energy

Reported EBIT (Prior Segment Measure)	$1,331	$150	$359	$1,840	$(102)	$1,738
Special Items:
Economic hedges	—	4	—	4	—	4
Costs to achieve	—	—	—	—	16	16
Adjusted EBIT (Corporate Measure)	1,331	154	359	1,844	(86)	1,758

Segment allocation changes
Corporate governance costs	(95)	(12)	(4)	(111)	111	—

Line item mapping changes:
Other income and expense below EBIT	8	17	37	62	3	65
Interest expense	(274)	(46)	(27)	(347)	(75)	(422)
Income taxes	(332)	(24)	(103)	(459)	28	(431)
Noncontrolling interest	—	(7)	(7)	(14)	6	(8)
Adjusted Segment Income (Corporate Measure)	638	82	255	975	(13)	962

Special Items, net of tax:
Economic hedges, net of tax	—	(3)	—	(3)	—	(3)
Costs to achieve, net of tax	—	—	—	—	(13)	(13)
Reported Segment Income (New Segment Measure)	$638	$79	$255	$972	$(26)	$946

Purpose: This supplemental schedule reconciles the Q2 2011 segment results from the previous segment measure (EBIT) to the new segment measure (Segment Income).

Reconciliation of "As Reported"  Results to "As Recasted"